Annual Report

NEW INCOME FUND

MAY 31, 2001

T. ROWE PRICE

Report Highlights

New Income Fund

o Aggressive easing by the Federal Reserve buoyed bond prices and the performance of the New Income Fund.

o Your fund's six- and 12-month returns were in line with the performance of the Lehman Brothers U.S. Aggregate Index and the Lipper peer group average.

o We added to the corporate bond portion of the portfolio and trimmed the mortgage sector.

o With the economy likely to be weak for several more months, we expect the Fed to continue its easy money policy.


UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

     The past 12 months were favorable for investment-grade bonds and your fund. The Federal Reserve lowered its target for the key federal funds rate five times in the first five months of this year. Efforts by many corporate borrowers to reduce excess debt and strengthen their balance sheets added support to the already attractive corporate bond markets. This combination helped the New Income Fund post a double-digit total return in the 12 months ended May 31.

MARKET ENVIRONMENT

     A glance in the rear view mirror shows that rising interest rates characterized the bond market from June 1999 through May 2000.

     In response to inflation pressure and an overheating economy, the Federal Reserve ratcheted the fed funds rate up six times from 4.75% to 6.5%. We adopted a defensive strategy during this difficult period, trimming interest rate sensitivity and improving the quality.


   The following table was depicted as a line graph in the printed material.

          30-Year Treasury Bond   5-Year Treasury Note    1-Year Treasury Bill
          ---------------------   --------------------    --------------------
5/31/00             6.14                  6.65                   6.28
                    5.94                  6.25                   6.13
                    5.8                   6.16                   6.06
8/31/00             5.71                  6.02                   6.23
                    5.89                  5.9                    6.08
                    5.72                  5.73                   6.01
11/30/00            5.66                  5.52                   6
                    5.44                  4.98                   5.34
                    5.5                   4.77                   4.58
2/28/01             5.31                  4.65                   4.46
                    5.44                  4.56                   4.11
                    5.79                  4.88                   3.92
5/31/01             5.75                  4.91                   3.56


     Interest rates peaked in mid-summer, shortly after the Fed's last tightening on May 16, 2000. By that time, the tech-stock bubble had already begun to deflate, leading to a severe decline in capital expenditures and bulging inventories. Spiking fuel and energy prices added to the economic problems. Real (inflation-adjusted) gross domestic product slowed to 2.2% in the third quarter of 2000 and to 1% the following quarter. As the bond market sensed this deceleration, bond prices rallied, yields drifted lower, and fixed-income investors enjoyed profitable third and fourth quarters. The yield on the 30-year Treasury bond declined to 5.44% at year-end from 6.14% in May.

     The Fed, which had kept its hands off the policy lever during the second half of the election year, surprised the markets with a 50 basis points rate cut (100 basis points equal one percent) on January 3, 2001. It subsequently lowered rates in four more half-point increments from January to May. Bottom line: In less than two years, the central bank raised rates 175 basis points (six hikes in 12 months), then lowered rates 250 basis points.


   The following table was depicted as a line graph in the printed material.

                  6-Month Return      12-Month Return
                  --------------      ---------------
Treasury              3.36                11.09
Mortgage              5.18                13.38
AAA                   5.84                14.15
BBB                   8.08                15.21
BBB/BB               12.53                20.22


     Most bond market sectors made the most of the recent rally and achieved impressive results in 2001. However, the most noteworthy turnaround occurred in corporate bonds. Last year, stock buybacks, the threat of bankruptcy, and increasingly leveraged balance sheets contributed to push corporate bond yields up, well above Treasury yields. This "yield spread" stood at recession-like levels. Despite heavy net issuance so far during 2001, the corporate bond market has been the best performing investment-grade fixed-income sector. Lower-quality bonds have performed even better. Foreign buyers seeking conservative dollar-based investments have also added to renewed interest in U.S. corporate bonds.

     Mortgages, asset-backed securities, and agency bonds also delivered strong returns. A wave of homeowner refinancing earlier in the year, triggered by a dip in 30-year mortgage rates, did not dampen the outstanding performance achieved in mortgages over the last 12 months. Government-sponsored enterprises, such as Fannie Mae, survived several scares, mainly from regulatory sources. These agency issuers emerged relatively unscathed, and their debt continues to perform well. Commercial mortgage-backed securities also generated above-average yields and performed extremely well as they gained broader market acceptance during the past year.

PERFORMANCE REVIEW


  PERFORMANCE COMPARISON
  Periods Ended 5/31/01                      6 Months     12 Months
  ------------------------------------------------------------------
  New Income Fund                              5.16%        12.54%

  Lehman Brothers U.S.
  Aggregate Index                              5.14         13.12

  Lipper Average of Corporate
  Bond Funds A-Rated                           5.02         12.09


     New Income generated a strong 5.16% six-month gain ($0.17 of per share appreciation and $0.26 of income), and an outstanding 12.54% 12-month total return. The six-month gain was in line with the Lehman Brothers U.S. Aggregate Index and modestly better than the Lipper average of A-rated corporate bond funds. Your fund's 12-month total return was slightly better than the average competing fund and a similar amount below the Lehman Brothers index. The banner performance raises New Income's five-year average annual return to 6.54% and its 10-year average gain to 6.95%.


STRATEGY


   The following table was depicted as a pie chart in the printed material.

           Corporate Bonds and Convertibles              43
           Mortgage-Backed Securities                    25
           U.S. Treasuries                               17
           Asset-Backed Securities                        9
           U.S. Agency Obligations                        4
           Cash and Other                                 2


     Our investment strategy focuses on fundamental analysis of companies, sectors, and security structures in which we invest. We analyze government, mortgage, asset-backed, and corporate bonds, and the credit market trends in the U.S. and selected foreign markets in search of investment-grade (BBB rated and higher) securities that offer high yield and sta-ble or improving credit quality. The themes discussed in the Market Environment section guided our investment decisions over the last six months.

     The most pivotal shift in the period was raising our allocation to corporate bonds from 35% to 43%. Much of the shift occurred in the last six months when it became clear that the Fed's actions would aggressively ease borrowing costs. Our credit analysts were also impressed that many companies were planning to improve their balance sheets by reducing debt. Our major source of funding for new corporate bond purchases was from sales of mortgage-backed securities. While we remain constructive on the mortgage market, we reduced our position in the sector to 25% of assets from 34% six months ago. Reducing our mortgage exposure improved the fund's cash flow stability and did not materially affect its overall credit rating, which remains AA.

     Our strategic focus remained on sector and security selection, rather than the overall direction of interest rates. However, we elected to extend the portfolio's duration (sensitivity to interest rate changes) relative to its benchmark last year. While the decision proved beneficial in 2000 and the first quarter of 2001, it has hurt performance recently. Nonetheless, we believe it is the right posture to maintain going forward.

     Recognizing that higher energy prices would keep the headline consumer price index (CPI) somewhat elevated, we supplemented the portfolio with Treasury Inflation Protected Securities (TIPS). These securities capture the benefit of higher inflation, as measured by the CPI, and provide an attractive real rate of return. TIPS performed extremely well during the last 6- and 12-month periods and at the end of May represented 2% of the portfolio. Our small allocation to nondollar bonds (those denominated in a foreign currency) provided mixed results. We initiated several positions because of the attractive relative valuations of the euro and Canadian dollar. While both currencies added value during the fourth quarter last year, a stronger U.S. dollar in 2001 caused these positions to underperform domestic issues.

OUTLOOK

     It is too early to be sure, but recent efforts by the Federal Reserve appear to have slowed the economy's downward momentum. Residential construction and home sales continue to hold up, auto sales are steady at relatively high levels, and consumer confidence has rebounded from its lows. A tax cut this year and the prospect of lower energy prices add to the view that the worst may be behind us. The recent upturn in long-term rates suggests that the bond market has embraced this economic optimism. Although short-term rates continued to fall, longer-term interest rates touched their lowest point in this cycle near the end of 2001's first quarter. The yield on the 10-year Treasury note and 30-year Treasury bond reached levels of 4.75% and 5.25%, respectively, near the end of March.

     The reluctance of market participants to push longer-term Treasury yields much below 5% may reflect a few other concerns. In spite of dramatic economic weakness, inflation has remained above 3%. While it is unlikely that the U.S. economy will experience a contraction, in all likelihood it will undergo the functional equivalent of a recession. Economic data released in late May and early June suggest that GDP will average less than 1% through this year's third quarter. Additional concerns include rising unemployment, declining consumer spending, and persistent weakness in business investment.

     The Federal Reserve appears to be providing both timely and adequate response to the aforementioned concerns, and the potential for further rate cuts enhances the appeal of bonds on a total return basis. As a result, we will continue to maintain a long duration in the portfolio. We still view corporate, mortgage, and asset-backed securities as attractive investments because, even though their rates have come down, they still offer a yield advantage over Treasuries.

     Adding to corporate bond holdings during a period of economic uncertainty may be counterintuitive, but we believe the climate for this asset class will remain positive as long as the Fed remains accommodative, corporations continue to rebuild their balance sheets, and growth stays positive. We remain confident in our investment strategy and in the ability of our analysts to identify and recommend companies and investments with stable and improving prospects.

Respectfully submitted,

/s/

William T. Reynolds
President of the fund and chairman of its Investment Advisory Committee

June 18, 2001


     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE NEW INCOME FUND
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  PORTFOLIO HIGHLIGHTS

  KEY STATISTICS                                          11/30/00   5/31/01

  Price Per Share                                         $  8.36   $  8.53

  Dividends Per Share
        For 6 months                                         0.27      0.26
        For 12 months                                        0.53      0.53

  30-Day Dividend Yield *                                    6.50%     5.94%

  30-Day Standardized Yield to Maturity                      6.82      5.90

  Weighted Average Maturity (years)                          9.3       8.2

  Weighted Average Effective Duration (years)                5.0       5.0

  Weighted Average Quality **                                AA        AA


* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.

T. ROWE PRICE NEW INCOME FUND
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PORTFOLIO HIGHLIGHTS

SECTOR DIVERSIFICATION
                                                    Percent of      Percent of
                                                    Net Assets      Net Assets
                                                      11/30/00         5/31/01

Mortgage-Backed Securities                                34%             25%
U.S. Treasury Obligations                                 16              17
Asset-Backed Securities                                    6               9
Banking                                                    5               5
Telephones                                                 4               5
U.S. Agency Obligations                                    5               4
Investment Dealers                                         1               3
Electric Utilities                                         2               3
Energy                                                     2               2
Entertainment and Leisure                                  1               2
Money Market Funds *                                       3               3
All Other                                                 20              23
Other Assets Less Liabilities                              1              -1
Total                                                    100%            100%

* See note at end of the financial statements.

T. ROWE PRICE NEW INCOME FUND
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PERFORMANCE COMPARISON

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/01             1 Year      3 Years      5 Years    10 Years
--------------------------------------------------------------------------------
New Income Fund                   12.54%       4.76%        6.54%        6.95%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE NEW INCOME FUND
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                                For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                                  Year
                                 Ended
                               5/31/01   5/31/00   5/31/99   5/31/98   5/31/97
NET ASSET VALUE
Beginning of period           $  8.07   $  8.50   $  9.09   $  8.77   $  8.70
Investment activities
  Net investment income (loss)   0.53      0.52      0.54      0.57      0.58
  Net realized and
  unrealized gain (loss)         0.46     (0.43)    (0.45)     0.36      0.07

  Total from
  investment activities          0.99      0.09      0.09      0.93      0.65

Distributions
  Net investment income         (0.53)    (0.52)    (0.54)    (0.57)    (0.58)
  Net realized gain                  -         -    (0.14)    (0.04)         -
Total distributions             (0.53)    (0.52)    (0.68)    (0.61)    (0.58)

NET ASSET VALUE
End of period                 $  8.53   $  8.07   $  8.50   $  9.09   $  8.77

RATIOS/SUPPLEMENTAL DATA

Total returnu                   12.54%     1.13%     1.02%    10.84%     7.70%

Ratio of total expenses to
average net assets               0.73%     0.73%     0.72%     0.71%     0.74%

Ratio of net investment
income (loss) to average
net assets                       6.30%     6.32%     6.16%     6.31%     6.65%

Portfolio turnover rate         112.1%     83.6%     94.3%    147.3%     87.1%

Net assets, end of period
(in millions)                 $  1,684  $  1,633  $  1,942  $  2,076  $  1,711


** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
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                                                                   May 31, 2001
PORTFOLIO OF INVESTMENTS                              Par/Shares      Value
                                                                In thousands
CORPORATE BONDS AND NOTES  40.3%

Aerospace & Defense  0.5%
Raytheon, Sr. Notes, 6.15%, 11/1/08                    $  8,600 $    8,095
                                                                     8,095
Automotive  0.6%
Ford Motor, Sr. Notes, 7.375%, 10/28/09                  10,000     10,233
                                                                    10,233
Banking 5.5%
Banco Generale, Sr. Notes, (144a), 7.70%, 8/1/02 +       10,000     10,018
Banco Santiago, Sr. Sub. Notes, 7.00%, 7/18/07           10,800     10,291
Bank of America, Sr. Sub. Notes, 7.40%, 1/15/11ss.       11,350     11,773
BankUnited, MTN, Sr. Sub. Notes, 8.00%, 3/15/09           5,000      5,240
Capital One Financial, Sr. Notes, 8.25%, 6/15/05         10,000     10,366
     Citigroup
     Sr. Notes, 6.75%, 12/1/05ss.                        17,000     17,573
     Sr. Sub. Notes, 7.25%, 10/1/10ss.                   10,000     10,416
First Union, MTN, Sr. Sub. Notes, 7.55%, 8/18/05ss.       7,500      7,941
MBNA, Sr. Sub. Notes, 7.75%, 9/15/05ss.                   8,500      8,754
                                                                    92,372

Beverages  0.3%
Panamerican Beverages, Sr. Notes, 7.25%, 7/1/09           5,550      5,010
                                                                     5,010

Broadcasting  0.5%
Hearst-Argyle Television, Sr. Notes, 7.50%, 11/15/27     10,000      9,043
                                                                     9,043

Cable Operators  0.6%
Comcast, Sr. Notes, 6.75%, 1/30/11                       10,500     10,322
                                                                    10,322
Conglomerates  0.4%
Hutchison Whampoa, Sr. Notes, (144a), 7.00%, 2/16/11 +    6,465      6,436
                                                                     6,436

Electric Utilities  2.8%
AEP Resources, Sr. Notes, (144a), 6.50%, 12/1/03 +       15,000     15,271
DTE Energy, Sr. Notes, 6.45%, 6/1/06                     10,500     10,497
Korea Electric Power, Sr. Notes, 7.00%, 10/1/02ss.        5,500      5,566
PSEG Power, Sr. Notes, (144a), 6.875%, 4/15/06 +          4,550      4,548
Sempra Energy, Sr. Notes, 6.95%, 12/1/05                  3,800      3,766
South Carolina Electric & Gas, 1st Mtg. Bonds
     6.125%, 3/1/09                                       8,000      7,631
                                                                    47,279

Electronic Components  0.4%
Arrow Electronics, Sr. Notes, 8.20%, 10/1/03           $  6,200 $    6,297
                                                                     6,297
Energy 1.9%
PDVSA Finance

     Sr. Notes
          6.80%, 11/15/08ss.                              8,000      7,055
          9.75%, 2/15/10ss.                               7,750      7,920

YPF Sociedad Anonima, Sr. Notes
          7.25%, 3/15/03ss.                              10,000      9,959
          10.00%, 11/2/28                                 6,720      7,027
                                                                    31,961

Entertainment and Leisure  1.5%
International Speedway, Sr. Notes, 7.875%, 10/15/04      10,000     10,152
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11         4,740      4,610
Viacom, Sr. Notes, 7.875%, 7/30/30ss.                    10,000     10,617
                                                                    25,379

Finance and Credit  1.4%
CIT Group, Sr. Notes, 5.50%, 2/15/04                      6,000      5,945
General Electric Capital, MTN, 7.375%, 1/19/10           10,000     10,711
PHH, Sr. Notes, 8.125%, 2/3/03                            7,000      7,135
                                                                    23,791

Food Processing  0.4%
McCormick, Sr. Notes, 6.40%, 2/1/06                       7,300      7,315
                                                                     7,315

Foreign Government and Municipalities  2.8%
Banco Latinoamericano, Sr. Notes, 6.55%, 4/15/03          7,900      7,918
Canada Government, 6.00%, 9/1/05 (CAD)                   23,400     15,408
Federal Republic of Germany, Sr. Notes
     6.00%, 2/16/06 (EUR)                                20,275     18,027
Petroleos Mexicanos, Sr. Notes, 9.25%, 3/30/18ss.         5,000      5,042
                                                                    46,395

Gas & Gas Transmission  0.4%
PG&E National Energy Group
      Sr. Notes, (144a), 10.375%, 5/16/11 +               7,590      7,543
                                                                     7,543

Insurance  1.2%
AIG Sunamerica Global Financing, Sr. Notes, (144a)
          7.60%, 6/15/05 +                                7,000      7,466
Jefferson Pilot Capital Trust,(144a),8.14%, 1/15/46+      3,000      2,944

Sun Life Canada U.S. Capital Trust, (144a)
          8.526%, 5/29/49 +                            $  7,000 $    6,537
Trenwick Capital Trust I, 8.82%, 2/1/37                   5,500      4,115
                                                                    21,062

Investment Dealers  2.8%
Goldman Sachs Group, Sr. Notes, 6.875%, 1/15/11ss.       15,000     14,939
Lehman Brothers, Sr. Notes, 7.875%, 8/15/10ss.           12,000     12,616
Morgan Stanley Dean Witter
     Sr. Notes
          6.10%, 4/15/06                                 10,000      9,993
          6.75%, 4/15/11                                 10,000      9,934
                                                                    47,482

Long Distance  1.0%
AT&T

     Sr. Notes
          6.00%, 3/15/09                                  8,000      7,488
          6.50%, 3/15/29                                  4,000      3,433
Sprint, Sr. Notes, 6.125%, 11/15/08                       6,000      5,535
                                                                    16,456

Manufacturing  0.7%
Mallinckrodt Group, Sr. Notes, 6.75%, 9/15/05             5,000      5,094
Tyco International, Sr. Notes, 6.75%, 2/15/11             6,500      6,453
                                                                    11,547

Media and Communications  0.5%
AOL Time Warner, Sr. Notes, 7.625%, 4/15/31               8,000      8,035

Metals 0.2%

Alcoa, Sr. Notes, 7.375%, 8/1/10ss.                       3,320      3,513
                                                                     3,513

Metals and Mining  0.5%
Phelps Dodge, Sr. Notes, 8.75%, 6/1/11ss.                 8,000      8,062
                                                                     8,062

Paper and Paper Products  1.1%
Celulosa Arauco Y Constitucion, Sr. Notes
     8.625%, 8/15/10                                      7,500      7,628
Georgia-Pacific, Sr. Notes, 7.50%, 5/15/06ss.             4,710      4,751
International Paper, Sr. Notes, 8.00%, 7/8/03             5,350      5,600
                                                                    17,979

Petroleum  1.2%
Union Texas Petroleum, Sr. Notes, 7.00%, 4/15/08         20,000     20,531
                                                                    20,531

Railroads  0.4%
Union Pacific, Sr. Notes, 6.65%, 1/15/11ss.            $  7,000 $    6,896
                                                                     6,896

Real Estate  0.7%
Simon Debartolo Group, Sr. Notes, 6.875%, 11/15/06        4,440      4,363
Simon Property Group, Sr. Notes, (144a)
     7.375%, 1/20/06 +                                    7,190      7,211
                                                                    11,574


Retail 1.0%

Federated Department Stores
     Sr. Notes

          6.625%, 4/1/11                                  4,000      3,864
          7.00%, 2/15/28                                  5,075      4,658
Sears Roebuck Acceptance, Sr. Notes, 7.00%, 2/1/11        8,685      8,539
                                                                    17,061


Savings and Loan  0.7%
Dime Bancorp, Sr. Notes, 7.00%, 7/25/01                   5,750      5,754
Greenpoint Bank, Sr. Sub. Notes, 9.25%, 10/1/10           5,550      5,794
                                                                    11,548

Service 0.5%

Waste Management, Sr. Notes, 7.70%, 10/1/02               8,579      8,777
                                                                     8,777

Specialty Chemicals  0.3%
Union Carbide, Sr. Notes, 6.70%, 4/1/09                   5,000      5,026
                                                                     5,026

Supermarkets  0.8%
Delhaize America, Sr. Notes,(144a),8.125%,4/15/11ss.+    13,750     14,241
                                                                    14,241

Telephones  4.8%
Ameritech Capital Funding, Sr. Notes, 6.25%, 5/18/09     10,000      9,675
British Telecommunications, Sr. Notes, 8.125%,12/15/10   10,835     11,456
CenturyTel, Sr. Notes, 8.375%, 10/15/10                   7,000      7,285
KPN, Sr. Notes, 8.00%, 10/1/10                            8,500      8,281
Qwest Communications International Capital Funding
     Sr. Notes, 7.90%, 8/15/10                           11,580     12,077
U.S. West Capital Funding, Sr. Notes, 6.875%, 8/15/01    15,000     15,045
Verizon Communications Global Funding
     Sr. Notes, (144a)
          6.75%, 12/1/05 +                                8,235      8,438
          7.75%, 12/1/30 +                                8,000      8,288
                                                                    80,545

Transportation Services  0.5%
Erac USA Finance, Sr. Notes, (144a), 8.00%, 1/15/11 +  $  8,145 $    8,235
                                                                     8,235

Wireline Communications  1.4%
Worldcom, Sr. Notes, 8.25%, 5/15/31                      23,450     23,490
                                                                    23,490

Total Corporate Bonds and Notes (Cost  $676,936)                   679,531



ASSET-BACKED SECURITIES  8.9%

Airlines 1.2%

Atlas Air, 7.63%, 1/2/15                                  9,506      9,222
Continental Airlines, 8.312%, 4/2/11                     10,000     10,429
                                                                    19,651

Auto-Backed  1.5%
DaimlerChrysler Auto Trust, 6.66%, 1/8/05                 9,800     10,078
Nissan Auto Receivables, 5.75%, 6/15/06                  10,097     10,213
Provident Auto Lease, 7.73%, 10/14/07                     5,386      5,525
                                                                    25,816

Credit Card-Backed  3.8%
Citibank Credit Card Issuance Trust
          6.90%, 10/15/07ss.                             15,900     16,558
          7.45%, 9/15/07                                 11,075     11,453
MBNA Credit Card Trust, 5.75%, 10/15/08                  16,950     16,908
MBNA Master Credit Card Trust II
          4.923%, 12/15/06                                5,250      5,221
          (144a), 7.10%, 9/15/13 +                        5,000      4,772
World Financial Network Credit Card Master Trust
          6.981%, 7/15/06                                 8,500      8,505
                                                                    63,417

Equipment Lease Heavy Duty  0.3%
Case Equipment Loan Trust, 5.77%, 8/15/05                 6,000      6,056
                                                                     6,056

Recreational Vehicles  1.5%
Chase Manhattan Owner Trust, 6.54%, 8/15/17              11,795     11,836
CIT RV Trust, 6.35%, 4/15/11                             13,375     13,501
                                                                    25,337

Transportation (excluding Railroad)  0.6%
Federal Express, ETC, 8.25%, 1/15/19                   $  9,674 $    9,792
                                                                     9,792

Total Asset-Backed Securities (Cost  $149,177)                     150,069


EQUITY AND CONVERTIBLE SECURITIES  1.6%

Banking 0.0%
Silicon Valley Bancshares, Pfd., 8.25% +                     30        683
                                                                       683

Building and Real Estate  0.6%
Reckson Associates Realty, REIT, Cv. Pfd.
     (Series A), 7.625%                                     429      9,619
                                                                     9,619

Electronic Components  0.1%
Analog Devices, 4.75%, 10/1/05                            2,000      1,826
                                                                     1,826

Media and Communications  0.2%
Mediaone Group, Cv. Pfd., 7.00%                             105      3,071
                                                                     3,071

Paper and Paper Products  0.1%
International Paper, Cv. Pfd., 5.25%ss.                      52      2,325
                                                                     2,325

Railroads  0.2%
Union Pacific Capital Trust, Cv. Pfd., 6.25%                 50      2,466
                                                                     2,466

Telephones  0.2%
Liberty Media/Sprint PCS, 4.00%, 11/15/29                 4,995      3,638
                                                                     3,638

Telecom Equipment  0.2%
Corning, Zero Coupon, 11/8/15                             5,806      3,412
                                                                     3,412

Total Equity and Convertible Securities (Cost $27,351)              27,040


NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  10.1%

Commercial Mortgage-Backed  3.5%
COMM 2000, CMO, 7.494%, 4/15/10                           8,400      8,805
GE Capital Commercial Mortgage, CMO, 6.531%, 5/15/33      5,225      5,193

JP Morgan Commercial Mortgage Finance, CMO
          7.679%, 8/15/32                              $  8,500 $    8,912
LB Commercial Conduit Mortgage Trust, CMO,
          6.78%, 4/15/09                                  8,800      8,981
Prudential Securities Secured Financing, CMO
          6.074%, 1/15/08                                11,792     11,604
Salomon Brothers Mortgage Securities VII, CMO
          7.455%, 4/18/10                                 8,125      8,316
          7.52%, 12/18/09                                 7,464      7,902
                                                                    59,713

Home Equity Loans-Backed  3.8%
Bankboston Home Equity Loan Trust, 6.35%, 2/25/13         7,125      7,127
Chase Funding Mortgage Loan, 6.59%, 5/25/28               5,053      4,980
GE Capital Mortgage Services, REMIC, 6.465%, 6/25/28     13,879     13,885
Mellon Residential Funding Corp., 5.945%, 2/25/11        17,750     17,750
Money Store Home Equity Trust
          6.985%, 10/15/16                                6,000      6,084
          7.91%, 5/15/24                                 13,159     13,606
                                                                    63,432

Whole Loans-Backed  2.8%
Countrywide Mortgage Backed Securities, CMO
          6.75%, 11/25/23                                 5,361      5,293
GE Capital Mortgage Services, REMIC, 6.75%, 8/25/28      13,962     13,862
Norwest Asset Securities, CMO, 6.75%, 10/25/28           11,662     11,138
Residential Accredited Loans, CMO
          6.75%, 7/25/28                                  7,500      7,566
          7.25%, 11/25/27                                10,226      9,990
                                                                    47,849

Total Non-U.S. Government Mortgage-
Backed Securities (Cost  $171,145)                                 170,994


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  15.1%

U.S. Government Agency Obligations  5.9%
Federal Home Loan Mortgage
          6.50%, 11/1/04 - 6/1/24                         6,526      6,496
          7.00%, 2/1/24 - 6/1/25                          2,978      3,023
          7.50%, 5/1 - 6/1/24                             2,805      2,890
          8.00%, 6/1/08                                      21         21

          10.50%, 7/1/11 - 8/1/20                      $    215 $      230
          11.00%, 1/1/16 - 7/1/20                           149        162
    CMO
          5.50%, 10/15/20                                   791        795
          6.35%, 3/15/31                                  9,864      9,918
          6.50%, 7/15/11 - 3/15/23                       34,162     34,134
          7.00%, 11/15/22                                 7,606      7,782
     Principal only, 8/1/28                               6,524      4,796
Federal National Mortgage Assn.
          6.00%, 4/1/14 - 1/1/29                          5,053      4,962
          8.75%, 3/1/10                                       4          4
     CMO, 5.50%, 9/25/11                                  6,088      6,137
     TBA, 6.50%, 4/1/29                                  17,400     17,133
                                                                    98,483

U.S. Government Guaranteed Obligations  9.2%
Government National Mortgage Assn.
     I
          6.50%, 8/15/25 - 5/15/29                       36,960     36,708
          7.00%, 1/15/24 - 4/15/28                       36,002     36,652
          7.50%, 8/15/16 - 8/15/28                        8,576      8,870
          8.00%, 7/15/16 - 10/15/27                      26,095     27,351
          8.50%, 9/15/16 - 7/15/23                        5,561      5,904
          9.00%, 1/15/09 - 11/15/19                         674        727
          9.50%, 6/15/09 - 3/15/25                          235        248
          11.00%, 12/15/09 - 1/15/21                      5,586      6,189
          11.50%, 3/15/10 - 10/15/15                        779        872
     GPM, I, 10.25%, 4/15/16 - 11/15/20                     841        906

     II
          7.00%, 12/20/23 - 11/20/28                      6,324      6,400
          8.50%, 9/20/26                                     25         27
          9.00%, 6/20/16 - 2/20/18                          415        444
     CMO, Principal Only, 3/16/28                         7,351      5,567

     TBA, II
          6.00%, 1/1/31                                   8,746      8,464
          6.50%, 6/20/31                                  9,946      9,822
                                                                   155,151

Total U.S. Government Mortgage-Backed
Securities (Cost  $247,519)                                        253,634

U.S. GOVERNMENT OBLIGATIONS/AGENCIES  21.8%

U.S. Government Agency Obligations  3.4%
Federal Home Loan Mortgage
          6.875%, 1/15/05                              $  4,750 $    5,001
          7.00%, 3/15/10                                  4,350      4,621
Federal National Mortgage Assn.
          5.50%, 2/15/06ss.                              13,710     13,725
          6.00%, 5/15/08ss.                               7,500      7,567
          7.125%, 1/15/30                                10,500     11,232
Tennessee Valley Authority, Sr. Notes, 6.235%, 7/15/45   14,934     14,933
                                                                    57,079

U.S. Treasury Obligations  18.4%
Federal Home Loan Mortgage
          5.25%, 1/15/06 (EUR)                           19,500     16,652
U.S. Treasury Bonds
          5.50%, 8/15/28ss.                              11,500     10,855
          6.50%, 11/15/26ss.                             41,300     44,296
          7.50%, 11/15/16ss.                             29,000     33,795
U.S. Treasury Inflation-Indexed Notes
     3.375%, 1/15/07ss.                                  49,263     50,295
U.S. Treasury Notes
          4.25%, 3/31/03                                    850        850
          4.25%, 11/15/03ss.                             51,800     51,568
          5.75%, 11/15/05ss.                             40,010     41,262
          6.00%, 9/30/02ss.                              30,175     30,951
          6.50%, 8/15/05ss.                               2,500      2,650
          6.75%, 5/15/05ss.                              25,000     26,671
                                                                   309,845

Total U.S. Government
Obligations/Agencies (Cost $367,848)                               366,924

Options Written (0.0)%

Eurodollar Future Put, 6/8/01 @ $0.885                      175       (873)
Total Options (Cost $(223))                                           (873)


Money Market Funds  3.5%

T. Rowe Price Reserve Investment Fund, 4.61% #           58,624     58,624
Total Money Market Funds (Cost $58,624)                             58,624

Total Investments in Securities
101.3% of Net Assets (Cost  $1,698,377)                         $1,705,943


Forward Currency Exchange Contracts

In thousands
                                                    Unrealized
Counterparty   Settlement Receive      Deliver      Gain (Loss)
-------------  ---------- -----------  ------------ -----------

Morgan Stanley 6/8/01     USD  15,562  CAD   24,000   $     35

Net unrealized gain (loss) on open forward
currency exchange contracts                                 35


FUTURES CONTRACTS                                           In thousands
-----------------                                           ------------
                                                    Contract  Unrealized
                                        Expiration     Value  Gain (Loss)
                                        ---------- ---------  -----------
Long, 35 U.S. Treasury Bond contracts,
$81,000 of U.S. Treasury Bonds pledged
as initial margin                            6/01  $  3,507    $     (16)

Long, 390 U.S. Treasury 5 year contracts
$315,000 of Federal Home Loan Mortgage
pledged as initial margin                    6/01    40,572         (668)

Net payments (receipts) of variation
margin to date                                                        930

Variation margin receivable
(payable) on open futures contracts                                   246

Other Assets Less Liabilities                                     (21,929)

NET ASSETS                                                     $1,684,295

     #  Seven-day yield
     +  Private Placement
   CAD  Canadian Dollar
   CMO  Collateralized Mortgage Obligation
   ETC  Equipment Trust Certficate
   EUR  Euro
   GPM  Graduated Payment Mortgage
   MTN  Medium Term Note
  REIT  Real Estate Investment Trust
 REMIC  Real Estate Mortgage Investment Conduit
   TBA To be announced security was purchased on a forward commitment basis USD U.S. Dollar
    ss. All or a portion of this security is on loan at May 31, 2001 - See
        Note 2.
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 6.1% of net assets.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
STATEMENT OF ASSETS AND LIABILITIES
                                                                   In thousands

Assets
Investments in securities, at value (cost $1,698,377)              $ 1,705,943
Securities lending collateral                                          341,966
Other assets                                                            48,390

Total assets                                                         2,096,299

Liabilities
Obligation to return securities lending collateral                     341,966
Other liabilities                                                       70,038

Total liabilities                                                      412,004

NET ASSETS                                                         $ 1,684,295

Net Assets Consist of:

Accumulated net investment income - net of distributions           $     2,863

Accumulated net realized gain/loss - net of distributions              (82,108)

Net unrealized gain (loss)                                               6,878

Paid-in-capital applicable to 197,524,284 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                        1,756,662

NET ASSETS                                                         $ 1,684,295

NET ASSET VALUE PER SHARE                                          $      8.53

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                                          In thousands
                                                                         Year
                                                                        Ended
                                                                      5/31/01
Investment Income (Loss)
Income
  Interest                                                         $  116,235
  Dividend                                                              1,654
  Securities lending                                                      746
  Total Income                                                        118,635

Expenses
  Investment management                                                 7,887
  Shareholder servicing                                                 4,018
  Custody and accounting                                                  236
  Prospectus and shareholder reports                                      106
  Registration                                                             24
  Legal and audit                                                          17
  Directors                                                                14
  Miscellaneous                                                             9
  Total expenses                                                       12,311
  Expenses paid indirectly                                                (54)
  Net expenses                                                         12,257
Net investment income (loss)                                          106,378

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
  Securities                                                            8,611
  Futures                                                              (3,238)
  Written options                                                         223
  Foreign currency transactions                                           703
  Net realized gain (loss)                                              6,299

Change in net unrealized gain or loss
  Securities                                                           87,883
  Futures                                                                (113)
  Written options                                                        (650)
  Other assets and liabilities
  denominated in foreign currencies                                        (3)
  Change in net unrealized gain or loss                                87,117
Net realized and unrealized gain (loss)                                93,416

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  199,794

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS                                  In thousands
                                                             Year
                                                            Ended
                                                          5/31/01      5/31/00
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $  106,378   $  113,673
  Net realized gain (loss)                                  6,299      (71,654)
  Change in net unrealized gain or loss                    87,117      (23,998)
  Increase (decrease) in net assets from operations       199,794       18,021


Distributions to shareholders
  Net investment income                                  (106,306)    (113,579)

Capital share transactions *
  Shares sold                                             240,495      192,491
  Distributions reinvested                                 99,203      105,794
  Shares redeemed                                        (381,670)    (511,721)
  Increase (decrease) in net assets from capital
  share transactions                                      (41,972)    (213,436)

Net Assets

Increase (decrease) during period                          51,516     (308,994)
Beginning of period                                     1,632,779    1,941,773

End of period                                          $1,684,295   $1,632,779

*Share information

  Shares sold                                              28,496       23,373
  Distributions reinvested                                 11,807       12,863
  Shares redeemed                                         (45,218)     (62,339)
  Increase (decrease) in shares outstanding                (4,915)     (26,103)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
                                                                   May 31, 2001
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 12, 1973. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in domestic securities and foreign securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, written options are valued at the mean of the latest bid and asked prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures and forward currency exchange contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Forward Currency Exchange Contracts During the year ended May 31, 2001, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

     Futures Contracts During the year ended May 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Options Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price until a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended May 31, 2001 were as follows:


                                                      Number of
                                                      Contracts     Premiums

Outstanding at beginning of period                             -            -
Written                                                  175,000   $  223,000
Exercised                                                      -            -
Expired                                                        -            -
Closed                                                         -            -
------------------------------------------------------------------------------
Outstanding at end of period                             175,000   $  223,000

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At May 31, 2001, the value of loaned securities was $357,578,000; aggregate collateral consisted of $363,331,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $973,482,000 and $778,769,000, respectively, for the year ended May 31, 2001. Purchases and sales of U.S. government securities aggregated $855,916,000 and $1,077,933,000, respectively, for the year ended May 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2001, the fund has $75,984,000 of capital loss carryforwards, $1,953,000 of which expires in 2007, $36,493,000 in 2008, and $37,538,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,698,377,000. Net unrealized gain aggregated $7,566,000 at period end, of which $27,317,000 related to appreciated investments and $19,751,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $680,000 was payable at May 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,372,000 for the year ended May 31, 2001, of which $211,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 34% of the outstanding shares of the New Income Fund at May 31, 2001. For the year then ended, the fund was allocated $1,431,000 of Spectrum expenses, $167,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2001, totaled $3,263,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price New Income Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. ("the Fund") at May 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2001 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Baltimore, Maryland
June 19, 2001

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/01

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders, $656,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or
obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:

The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.        F43-050  5/31/01